Capital management policies and procedures (Tables)	12 Months Ended
Dec. 31, 2018
Capital management policies and procedures [Abstract]
Capital Management Summary
At December 31, 2018 and 2017, the capital management is summarized as follows:

	2018	2017
Stockholders’ equity	$2,124,258	$2,229,062

Total financial debt	615,425	898,618
Cash and cash equivalents	(318,155)	(461,554)
General financing	$297,270	$437,064

Ratio of total debt to stockholders’ equity	0.14	0.20